LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, Nick Dettman, residing in Los Angeles, California, make, constitute, and appoint Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

          ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3.  DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 30th of March, 1998.

                                       /s/ Nick Dettman
                                       ------------------------------
                                       Nick Dettman, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF _________________________)
                                  ) ss.
COUNTY OF ________________________)


    On the _____ day of March, 1998 personally appeared before me
________________________________ signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires

                    CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of CALIFORNIA

County of LOS ANGELES

On MARCH 30, 1998, before me, S.D. YUNISKIS, NOTARY PUBLIC personally appeared NICK DETTMAN

/ / personally known to me - OR - /X/ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                       Witness my hand & official seal

         [SEAL]                        /s/ S.D. Yuniskis
                                       -------------------------------
                                            Signature of Notary


                                   OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

  Capacity Claimed by Signer              Description of Attached
                                             Document
____  Individual(s)
____  Corporate Officer

    ______________________________        LIMITED POWER OF ATTORNEY
              Title(s)                    ----------------------------
                                          Title or Type of Document
    Partner(s)        ____ Limited

LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, Luara Cook, residing in Issaquah, Washington, make, constitute, and appoint Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

         ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3. DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 28 of March, 1998.

                                       /s/ Laura Cook
                                       ------------------------------
                                       Laura Cook, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

    On the 28 day of March, 1998 personally appeared before me Laura M. Cook signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires                       /s/ Jodi L. Coval
                                            --------------------------
                            [SEAL]          Notary Public
    May 19, 2000                            Name: Jodi L. Coval

LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, John Childers, residing in Fulton, MS, make, constitute, and appoint
       Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

         ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3. DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 26th of March, 1998.

                                       /s/ John Childers
                                       ------------------------------
                                       John Childers, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

    On the 26th day of March, 1998 personally appeared before me John Childers signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires                       /s/ Jodi L. Coval
                                            --------------------------
                            [SEAL]          Notary Public
    05/19/2000                              Name: Jodi L. Coval

LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, Robert Hondel, residing in Graham, Washington, make, constitute, and appoint Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

         ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3. DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 26th of March, 1998.

                                       /s/ Robert Hondel
                                       ------------------------------
                                       Robert Hondel, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

    On the 26th day of March, 1998 personally appeared before me Robert Hondel signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires                       /s/ Jodi L. Coval
                                            --------------------------
                            [SEAL]          Notary Public
   May 19, 2000                             Name: Jodi L. Coval

LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, Cheryle Hamilton, residing in Renton, Washington, make, constitute, and appoint Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

         ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3. DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 26th of March, 1998.

                                       /s/ Cheryle Hamilton
                                       ------------------------------
                                       Cheryle Hamilton, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

    On the 26th day of March, 1998 personally appeared before me Cheryle Hamilton signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires                       /s/ Jodi L. Coval
                                            --------------------------
                            [SEAL]          Notary Public
   May 19, 2000                             Name: Jodi L. Coval

LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, Robin Anderson, residing in Bonnie Lake, Washington, make, constitute, and appoint Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

         ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3. DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 27th of March, 1998.

                                       /s/ Robin Anderson
                                       ------------------------------
                                       Robin Anderson, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

    On the 27th day of March, 1998 personally appeared before me Robin Anderson signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires                       /s/ Jodi L. Coval
                                            --------------------------
                            [SEAL]          Notary Public
   May 19, 2000                             Name: Jodi L. Coval

LIMITED POWER OF ATTORNEY

    1. APPOINTMENT OF ATTORNEY-IN-FACT. Now let it be known that I, Eric Marler, residing in Laie, Hawaii, make, constitute, and appoint Wade B. Cook, with original place of business at 14675 Interurban Avenue South, Seattle, WA 98168 to be my lawful Attorney-in-Fact with the authority to exercise the powers as granted and specified herein.

    2. ENUMERATION OF ATTORNEY-IN-FACT'S POWERS. The powers granted to my Attorney-in-Fact are:

         ENDORSEMENT. To endorse the March 1998 SEC 10K Filing for Wade Cook Financial Corporation on my behalf.

    3. DURATION. This Power of Attorney will remain in force until revoked.


IN WITNESS WHEREOF, I have hereunto set my hand and seal the 26th of March, 1998.

                                       /s/ Eric Marler
                                       ------------------------------
                                       Eric Marler, Principal
                                       Board Member WCFC


                                       /s/ Wade B. Cook
                                       ------------------------------
                                       Wade B. Cook, Attorney-in-Fact


STATE OF WASHINGTON )
                    )ss.
COUNTY OF KING      )

    On the 26th day of March, 1998 personally appeared before me Eric Marler signer of the above instrument, who duly acknowledged to me that he or she executed the same.

My Commission Expires                       /s/ Jodi L. Coval
                                            --------------------------
                            [SEAL]          Notary Public
   May 19, 2000                             Name: Jodi L. Coval